UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26887	77-0396307

(Commission	(IRS Employer
File Number)	Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of principal executive offices)	(Zip Code)

(408) 616-4000

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information contained in this Item 2.02 and the exhibits hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

     On April 21, 2005, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2005, a copy of which is attached hereto as Exhibit 99.01. Also on April 21, 2005, the Registrant presented its financial results for the quarter ended March 31, 2005 in a conference call with investors and analysts. The conference call was pre-announced and was available to the public through live teleconference and will continue to be available through audio replay until May 1, 2005. A copy of the transcript of the call, including the question and answer session immediately following the call, is attached hereto as Exhibit 99.02. Please note that Darrel Slack, the Registrants’s Chief Financial Officer effective April 20, 2005, replaced Robert Gargus as the Registrant’s press contact.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.01	Press release dated April 21, 2005 announcing the Registrant’s financial results for the quarter ended March 31, 2005.

99.02	Transcript of the Registrant’s publicly available investor and analyst conference call on April 21, 2005 presenting the financial results for the quarter ended March 31, 2005 and question and answer session immediately following the call.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005	SILICON IMAGE, INC.
	By:	/s/ Darrel Slack
Darrel Slack
Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title
99.01	Press release dated April 21, 2005 announcing the Registrant’s financial results for the quarter ended March 31, 2005.

99.02	Transcript of the Registrant’s publicly available investor and analyst conference call on April 21, 2005 presenting the financial results for the quarter ended March 31, 2005 and question and answer session immediately following the call.